EXHIBIT 99.1

Grant Park Fund Weekly Commentary
For the Week Ended May 11, 2012

Current Month	Rolling Performance*	Rolling Risk Metrics* (Jun 2007 – May 2012)
Class	Week ROR	MTD ROR	YTD ROR	1 yr Ann ROR	3 yr Ann ROR	5 yr Ann ROR	10 yr Ann ROR	Annualized ROR	Annualized Standard Deviation	Maximum Drawdown	Sharpe Ratio	Sortino Ratio
A	0.7%	0.0%	-1.4%	-10.4%	-5.0%	1.5%	4.3%	1.5%	11.9%	-18.7%	0.2	0.2
B**	0.6%	0.0%	-1.6%	-11.0%	-5.6%	0.8%	N/A	0.8%	11.9%	-20.4%	0.1	0.1
Legacy 1***	0.7%	0.1%	-0.6%	-8.5%	-3.2%	N/A	N/A	-3.0%	10.4%	-14.8%	-0.2	-0.4
Legacy 2***	0.7%	0.1%	-0.7%	-8.9%	-3.6%	N/A	N/A	-3.4%	10.4%	-15.2%	-0.3	-0.4
Global 1***	0.7%	0.1%	-0.3%	-7.4%	-5.0%	N/A	N/A	-4.2%	9.7%	-14.6%	-0.4	-0.5
Global 2***	0.7%	0.0%	-0.4%	-7.7%	-5.3%	N/A	N/A	-4.6%	9.7%	-15.4%	-0.4	-0.6
Global 3***	0.6%	0.0%	-1.0%	-9.2%	-7.0%	N/A	N/A	-6.3%	9.7%	-19.7%	-0.6	-0.8

S&P 500 Total Return Index****	-1.1%	-3.1%	8.4%	2.7%	16.1%	-0.3%	4.5%	-0.3%	19.0%	-50.9%	0.1	0.0
Barclays Capital U.S. Long Gov Index****	1.1%	1.8%	0.1%	24.0%	12.3%	10.8%	8.7%	10.8%	12.8%	-12.3%	0.9	1.5
*    Performance metrics are calculated using month-to-date performance estimates.  All performance data is subject to verification.
**       Units began trading in August 2003.
***    Units began trading in April 2009.
****	Index is unmanaged & is not available for direct investment. Please see Indices Overview (below) for more information. Weekly RORs are calculated using data acquired through Bloomberg.

Portfolio Positions by Sectors and Markets (Two largest positions within each sector)

	Portfolio for A, B and Legacy units					Portfolio for Global units
Sector	Sector		Market			Sector		Market
	Exposure	Position	Contract	Exposure	Position	Exposure	Position	Contract	Exposure	Position
COMMODITIES	32%					30%
Energy	6%	Short	Crude Oil	2.1%	Short	5%	Short	Crude Oil	1.7%	Short
			Natural Gas	1.2%	Short			Natural Gas	1.1%	Short
Grains/Foods	17%	Short	Soybean Meal	2.7%	Long	16%	Short	Soybean Meal	2.5%	Long
			Corn	2.5%	Short			Corn	2.5%	Short
Metals	9%	Short	Gold	2.1%	Short	9%	Short	Gold	2.2%	Short
			Nickel	1.4%	Short			Aluminum	1.4%	Short
FINANCIALS	68%					70%
Currencies	25%	Long $	Euro	4.7%	Short	26%	Long $	Euro	4.8%	Short
			British Pound	1.8%	Long			British Pound	2.0%	Long
Equities	10%	Long	Hang Seng Index	1.5%	Short	10%	Long	Hang Seng Index	1.4%	Short
			Nasdaq	1.0%	Long			Nasdaq	1.0%	Long
Fixed Income	33%	Long	U.S. 10-Year Treasury Notes	5.8%	Long	34%	Long	U.S. 10-Year Treasury Notes	5.9%	Long
			U.S. Treasury Bond	5.2%	Long			U.S. Treasury Bond	5.4%	Long

Market Commentary (Largest price movements within each sector)

Sector/Market
Energy
Natural gas prices rallied to a two-month high as industry reports showed elevated energy demand forecasts. Further price support was evident when the U.S. Energy Information Administration reports showed a smaller-than-expected increase in domestic natural gas inventories.   Crude oil markets declined nearly 2.5% as elevated supplies weighed on prices.

Grains/Foods
Grains markets generally declined as U.S. Department of Agriculture reports showed larger-than-expected supply forecasts.  In the foods markets, coffee prices moved nearly 2% higher following weak Brazilian supply reports, while sugar prices declined due to strong production from India.

Metals
Gold prices fell as investors drove the U.S. dollar higher amidst safe haven buying.  Base metals prices declined under pressure over concerns the outcomes of recent elections in France and Greece will hinder austerity efforts designed to improve the region’s ongoing debt crisis.   Prices for base metals also declined as investors liquidated positions due to uncertainty surrounding upcoming Chinese manufacturing data.

Currencies
The U.S. dollar posted strong gains against counterparts as concerns surrounding the political front in Europe spurred safe-haven demand.  The Australian dollar weakened after data showed a larger-than-expected trade deficit.  In Asia, the Japanese yen finished nearly flat as gains from safe-haven buying were mostly offset by weakness caused by a downturn in the Japanese equity markets.

Equities
European and Asian equity markets experienced sharp declines as investors believed upheaval from recent Greek elections might cause the nation to default on its debt obligations and to eventually leave the European Union.  U.S. equity markets fell to two-month lows following the news JP Morgan had incurred over $2 billion in losses caused by bad bets in the credit-derivatives markets.

Fixed Income
U.S. fixed-income markets rallied after bearish news from the global markets weighed on investor sentiment.  Renewed Greek fears, sharp declines in the equity markets, and ongoing concerns about slowing Chinese growth all contributed to the surge in safe-haven demand.

ALL PERFORMANCE REPORTED IS NET OF FEES AND EXPENSES.  PAST PERFORMANCE IS NOT NECESSARILY INDICATIVE OF FUTURE RESULTS. FUTURES TRADING INVOLVES A HIGH DEGREE OF RISK AND IS NOT SUITABLE FOR ALL INVESTORS. FUTURES TRADING INVOLVES A HIGH DEGREE OF RISK, INCLUDING LIQUIDITY RISKS, NO SECONDARY MARKET EXISTS, RESTRICTIONS ON REDEMPTIONS, AND THE RISK OF FOREIGN SECURITIES.  THIS DOES NOT CONSTITUTE AN OFFER OF ANY SECURITY FOR SALE.  OFFERING BY PROSPECTUS ONLY.  INFORMATION IN THIS COMMENTARY IS DRAWN FROM VARIOUS SOURCES THAT ARE DEEMED TO BE RELIABLE. HOWEVER, THE INFORMATION IS NOT AUDITED BY DEARBORN CAPITAL.  IN ADDITION, DEARBORN CAPITAL DRAWS UPON THIS INFORMATION TO MAKE ITS OWN ASSUMPTIONS WHICH COULD BE CONSIDERED DEARBORN CAPITAL’S OPINION.  DEARBORN CAPITAL BELIEVES THAT ANY SUCH STATEMENTS OF OPINION HAVE A REASONABLE BASIS IN FACT.

Performance Chart

Barclays Capital U.S. Long Government Index (formerly Lehman Brothers U.S. Government Index:  Long Subset):  A benchmark comprised of the Barclays Capital U.S. Treasury and U.S. Agency indices.  The U.S. Long Government Index includes Treasuries (public obligations of the U.S. Treasury that have remaining maturities of more than ten years) and U.S. agency debentures (publicly issued debt of U.S. Government agencies, quasi-federal corporations, and corporate or foreign debt guaranteed by the U.S. Government). The U.S. Government Index is a component of the Barclays Capital U.S. Government Index.

Compounded Annualized Rate of Return (ROR): This is the geometric 12-month mean that assumes the same rate of return for each 12-month period to arrive at the equivalent compound growth rate reflected in the actual return data.

Standard and Poor’s 500 Total Return Index (S&P 500 Index): A weighted index of the 500 stocks in the S&P 500 Index, which are chosen by Standard and Poor’s based on industry representation, liquidity, and stability.  The stocks in the S&P 500 Index are not the 500 largest companies; rather the index is designed to capture the returns of many different sectors of the U.S. economy.  The total return calculation includes the price-plus-gross cash dividend return.

Risk Metrics Chart

Drawdown: A drawdown is any losing period during an investment’s performance history. It is defined as the percent retrenchment from an equity peak to an equity valley. Maximum drawdown is simply the largest percentage drawdown that has occurred during the specified time frame. Grant Park’s drawdowns are computed based on month-end equity values.

Sharpe Ratio: A return/risk measure defined as the average incremental return of an investment over the risk free rate.

Sortino Ratio: A ratio developed to differentiate between good and bad volatility. The calculation provides a risk-adjusted measure of performance without penalizing for upward price changes.

Standard Deviation: Measures the dispersal or uncertainty in a random variable (in this case, investment returns). It measures the degree of variation of returns around the mean, or average, return. The higher the volatility of the investment returns, the higher the standard deviation will be. For this reason, standard deviation is often used as a measure of investment risk.

ALL PERFORMANCE REPORTED IS NET OF FEES AND EXPENSES.  PAST PERFORMANCE IS NOT NECESSARILY INDICATIVE OF FUTURE RESULTS. FUTURES TRADING INVOLVES A HIGH DEGREE OF RISK AND IS NOT SUITABLE FOR ALL INVESTORS. FUTURES TRADING INVOLVES A HIGH DEGREE OF RISK, INCLUDING LIQUIDITY RISKS, NO SECONDARY MARKET EXISTS, RESTRICTIONS ON REDEMPTIONS, AND THE RISK OF FOREIGN SECURITIES.  THIS DOES NOT CONSTITUTE AN OFFER OF ANY SECURITY FOR SALE.  OFFERING BY PROSPECTUS ONLY.  INFORMATION IN THIS COMMENTARY IS DRAWN FROM VARIOUS SOURCES THAT ARE DEEMED TO BE RELIABLE. HOWEVER, THE INFORMATION IS NOT AUDITED BY DEARBORN CAPITAL.  IN ADDITION, DEARBORN CAPITAL DRAWS UPON THIS INFORMATION TO MAKE ITS OWN ASSUMPTIONS WHICH COULD BE CONSIDERED DEARBORN CAPITAL’S OPINION.  DEARBORN CAPITAL BELIEVES THAT ANY SUCH STATEMENTS OF OPINION HAVE A REASONABLE BASIS IN FACT.